Line of Credit	3 Months Ended	12 Months Ended
	Mar. 31, 2014	Dec. 31, 2013
Line of Credit Facility [Abstract]
Line of Credit
5.	LINE OF CREDIT

The Company is party to an amended loan agreement with a bank under which it may make periodic borrowings under a revolving line of credit (the Line of Credit). Borrowings under the Line of Credit bear interest at the bank’s prime rate plus 2.0%, which was 5.25% at March 31, 2014 and December 31, 2013. The Line of Credit contains various restrictive covenants, including limitations on the Company’s ability to pay dividends, enter into a merger or acquisition and the amount of capital expenditures the Company may make in any given fiscal year. As of March 31, 2014, the Company was in compliance with all covenants under the Line of Credit. In May 2014, the Company entered into an amendment, effective in April 2014, to the Line of Credit that, among other things: (1) increased the revolving line of credit from $19.0 million to $25.0 million, (2) amended the interest rate from the bank’s prime rate plus 2.0% to the bank’s prime rate plus 0.25% or, if the Company’s trailing four-quarter EBITDA exceeds $5.0 million, LIBOR plus 2.5%, (3) eliminated a requirement that the Company maintain a minimum cash balance with the bank, (4) replaced the $12.5 million minimum net worth covenant with a $50.0 million tangible net worth covenant (unless the Company maintains a minimum cash balance of $20.0 million, in which case the covenant is waived) and (5) extended the maturity date from April 25, 2014 to April 20, 2016.

8.	LINE OF CREDIT

In February 2011, the Company entered into an amended loan agreement with a bank under which it may make periodic borrowings (the Line of Credit). Under the terms of the Line of Credit, Spine and Holding may make aggregate borrowings equal to the lesser of the amount available based on a borrowing base calculation or $14.0 million. The Line of Credit bears interest at the bank’s prime rate plus 1.5%, is secured by substantially all of Spine’s tangible assets, requires the Company to maintain a minimum cash balance of $1.0 million and was originally set to expire on November 23, 2012. In April 2012, the Company amended its existing Line of Credit. The amended agreement (1) increased the borrowing base calculation from $14.0 million to $19.0 million, (2) amended the interest rate from the bank’s prime rate plus 1.5% to the bank’s prime rate plus 2.0% (5.25% at December 31, 2013 and 2012), (3) increased the required minimum cash balance to be maintained with the bank from $1.0 million to $2.0 million and (4) extended the maturity date from November 23, 2012 to April 25, 2014.

As of December 31, 2013 and 2012, the Company had outstanding principal totaling $18.2 million and $19.0 million, respectively. The Line of Credit contains certain financial covenant requirements. The Company was in compliance with all covenants at December 31, 2013 and 2012.

In connection with the initial Line of Credit, the Company issued warrants to purchase an aggregate of 154,506 shares of Holding’s Series C preferred stock to the bank, which were immediately vested and exercisable. The warrants were valued at $155,000 based on the fair value of the Company’s Series C preferred stock on the issuance date of $1.165 per share using the Black Scholes model with the following assumptions: risk free interest rate of 3.0%; dividend yield of 0%; weighted average expected life of the warrant of seven years; and a 75% volatility factor. The warrants were recorded as a debt discount and an increase in additional paid in capital and were being amortized over the term of the Line of Credit. Upon the closing of the Company’s IPO in October 2013, these warrants were net exercised for 10,889 shares of common stock.